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                                                                    EXHIBIT 23-B



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Post-Effective Amendment No. 17 on Form S-1 to Registration Statement on Form S-4 (Registration No. 333-18397) of our report dated February 13, 2004 relating to the financial statements and financial statement schedule of TruServ Corporation, which appears in such Registration Statement.


/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Chicago, Illinois
April 27, 2004